Institutional Class HARRX
Retirement Class HRRNX
Administrative Class HRRRX

Harbor Real Return Fund

Supplement to Summary Prospectus dated June 1, 2018
January 11, 2019
Effective January 9, 2019, Jeremie Banet no longer serves as a portfolio manager for Harbor Real Return Fund (the “Fund”). PIMCO continues to serve as the subadviser to the Fund, and Mihir P. Worah and Stephen A. Rodosky serve as co-portfolio managers for the Fund.
The following replaces the corresponding information in the “Portfolio Management” section:
Portfolio Managers
Mihir P. Worah, Ph.D. Pacific Investment Management Company LLC
Mr. Worah is a Managing Director and Portfolio Manager of Pimco and has managed the Fund since 2007.
Stephen A. Rodosky Pacific Investment Management Company LLC
Mr. Rodosky is a Managing Director and Portfolio Manager of Pimco and has managed the Fund since 2019.
Investors Should Retain This Supplement For Future Reference
S0119.SP.RR